UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 29, 2015

Williams-Sonoma, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-14077	94-2203880
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3250 Van Ness Avenue, San Francisco, California 94109

(Address of principal executive offices)

Registrant’s telephone number, including area code (415) 421-7900

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]     Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]     Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]     Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

On May 29, 2015, Williams-Sonoma, Inc. (the “Company”) held its 2015 Annual Meeting of Stockholders (the “Annual Meeting”). At the Annual Meeting, the stockholders approved a proposal to amend and restate the Company’s 2001 Long-Term Incentive Plan (the “Plan”) to increase the shares issuable under the Plan by 6,550,000 shares, extend the term of the Plan to 2025, and to approve the material terms of the Plan for purposes of complying with the stockholder approval provisions of Section 162(m) of the Internal Revenue Code. In addition, the amendment and restatement makes certain other changes to the Plan. The Plan permits the grant of stock options, restricted stock, restricted stock units, stock appreciation rights, dividend equivalents and deferred stock awards. More details about the Plan are included in the Company’s Definitive Proxy Statement for its Annual Meeting.

The Plan, as amended, is filed as Exhibit 10.1 to this Form 8-K and incorporated herein by reference.

Item 5.07. Submission of Matters to a Vote of Security Holders

The Company held its Annual Meeting on May 29, 2015. At the Annual Meeting, the following proposals were voted on and approved by the Company’s stockholders:

Proposal 1: Election of Board of Directors:

Name of Director	For	Against	Abstain	Broker Non-Vote

Laura J. Alber	79,008,583	127,335	12,814	6,572,535

Adrian D.P. Bellamy	78,506,812	628,374	13,546	6,572,535

Rose Marie Bravo	79,001,561	130,808	16,363	6,572,535

Patrick J. Connolly	79,006,948	127,113	14,671	6,572,535

Adrian T. Dillon	78,958,657	168,155	21,920	6,572,535

Anthony A. Greener	78,975,992	146,352	26,388	6,572,535

Ted W. Hall	78,985,949	136,454	26,329	6,572,535

Sabrina Simmons	78,998,126	126,707	23,899	6,572,535

Lorraine Twohill	78,991,197	131,283	26,252	6,572,535

All director nominees were duly elected.

Proposal 2: Amendment and restatement of the Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan:

For	Against	Abstain	Broker Non-Vote
69,274,844	9,777,435	96,453	6,572,535

Proposal 2 was approved.

Proposal 3: Advisory vote to approve executive compensation:

For	Against	Abstain	Broker Non-Vote
71,732,030	7,306,353	110,349	6,572,535

Proposal 3 was approved, on a non-binding advisory basis.

Proposal 4: Ratification of the selection of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending January 31, 2016:

For	Against	Abstain
84,315,169	1,391,493	14,605

Proposal 4 was approved.

Item 9.01.	Financial Statements and Exhibits

(d)	List of Exhibits:

10.1*	Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan, as amended and restated

*Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 9, 2015.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WILLIAMS-SONOMA, INC.

Date: June 1, 2015	By:	/s/ Julie P. Whalen Julie P. Whalen Chief Financial Officer

INDEX TO EXHIBITS

Exhibit Number	Description

10.1*	Williams-Sonoma, Inc. 2001 Long-Term Incentive Plan, as amended and restated

*Incorporated by reference to Exhibit A to the Company’s Definitive Proxy Statement on Schedule 14A as filed with the Securities and Exchange Commission on April 9, 2015.

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